
VIDEO POKER CLASSIC

TAPINATOR

Ticker: TAPM

Investor Presentation

September 2019

Forward Looking Statements

TAPINATOR

To the extent that statements contained in this presentation are not descriptions of historical facts regarding Tapinator, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Words such as "targeted," "may," "will" "expect," "anticipate," "estimate," "intend," "forecast," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, financial guidance, statements regarding the quoting and trading of our common stock and our expectations regarding our development and monetization plans for our mobile games and apps. Forward-looking statements in this release involve substantial risks and uncertainties that could cause the development and monetization of our mobile games, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the hits nature of the mobile gaming business and whether apps will achieve mainstream adoption. Tapinator undertakes no obligation to update or revise any forward-looking statements, including any financial guidance included herein, except as required by applicable securities laws. The quoting and trading of the company's common stock on the OTC QB Marketplace is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with the company's operations or business prospects. As a result, there may be volatility in the market price of the shares of the company's common stock for reasons unrelated to operating performance. Moreover, the OTC QB Marketplace is not a stock exchange, and trading of securities on it is often more sporadic than trading of securities listed on a national exchange. Accordingly, stockholders may have difficulty re-selling any of their sahres. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Tapinator, please see Tapinator's disclaimers, which are available here: http://www.tapinator.com/disclaimers as well as the discussion under "Risk Factors" set forth in our latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission.

Executive Team

Bios



Ilya Nikolayev
Chief Executive Officer

Co-Founder and CEO of Familybuilder, a pioneering Facebook application company, until the sale of the Company to Intelius in 2011. He grew the business to profitability, acquired over 41 million users on the web and on mobile devices. Prior to Familybuilder, Mr. Nikolayev worked in banking for JP Morgan and graduated cum laude with a BA from New York University.



Andrew Merkatz
President/CFO

An accomplished company builder and early internet pioneer with 20+ years of experience. Mr. Merkatz spent 6+ years at Vision Capital where he led private and public investments in digital media and software technology. Mr. Merkatz was also a cofounder of SiteSpecific, an early internet marketing agency, and Familybuilder. Mr. Merkatz graduated cum laude with a BA from the University of Pennsylvania and earned his MBA from Harvard University.



Georgi Darakev
VP of Technology

Lead developer on Tapinator's first video poker product and the My Horoscope app. Previously, led all feature development at Familybuilder. Extensive experience developing successful Unity and LAMP applications as well as web services. Expertise in scaling applications on AWS, S3, and Rightscale. Built products used by millions monthly on both the web & mobile. Mr. Darakev earned his BS in Computer Science from Dowling College.



Teymour Farman-Farmaian
Independent Director

Was CMO and CRO at Spotify, the world's leading music streaming service, where he helped triple revenue growth to hit a $500 million run rate, and achieve 7.5 million DAU. Before Spotify, Teymour worked at Zynga as GM of Partnerships and at Google in various sales and operational roles. Teymour earned his BA from Duke University and his MBA from Harvard University.

TAPINATOR

Mission

Where We Are Going

Become one of the leading mobile gaming and social casino companies in the world.


VIDEO
POKER
CLASSIC

Video Poker Classic

GET



Solitaire Dash

GET



Castle Builder

GET



Crypto Trillionaire

GET



My Horoscope

Snapshot

Category Leading Mobile Apps

- We develop and publish a portfolio of "Category Leading Apps" that are evergreen and have top grossing potential with a focus on social casino games.
- We generate revenues via:
(i) app store transactions, including in-app purchases & subscriptions, and (ii) branded advertisements.
- Our Revenue and Adjusted EBITDA* in 2018 was $2.9mm and $132k, respectively.
- For H1 2019, our Category Leading Apps Bookings* grew by 120% year-over-year.
- Debt-free, with a clean capital structure, and positive Adjusted EBITDA* every year since inception.

** Bookings and Adjusted EBITDA are non-GAAP, unaudited financial measures. A reconciliation between GAAP and the non-GAAP measures presented herein have been provided in the appendix to this presentation.*

Significant Market Opportunity

Mobile Gaming is Large and Highly Lucrative
Social Casino is Evergreen, Growing, & Recession Resistant

TAPINATOR

Mobile Gaming Market

$85 billion	Global mobile and tablet gaming market in 2019. (1)
21	Mobile games that have generated over $1 billion of lifetime revenue. (2)
74%	Percentage of app store spend driven by games in 2018. (3)
3h 35m	Spent per day on mobile devices by the average American in 2018. (6)

Social Casino Market (5)

$ in billions



$4.5
$5.2
$5.8
$6.2
$6.6
$6.9
9% CAGR
2017A
2018E
2019E
2020E
2021E
2022E

Top Grossing iOS Games' Rank Trajectory After Hitting Top 24 (4)



1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
1
Ranking
100
Social Casino Median
All Other Games Median

(1) IDC Worldwide Mobile and Handheld Gaming Forecast, 2019-2023. (2) PocketGamer, 09/19. (3) AppAnnie. (4) AppAnnie. (5) Eilers & Krejcik Gaming. (6) Source: eMarketer.



Strategic Evolution

Category Leading Apps Focused on Social Casino

- Historically predictable returns.
- Advertising monetization.
- High volume, low cost. 350+ games; 450mm downloads.

Rapid-Launch Games
2013 - 2017

- Repeatable, stackable revenue.
- In-app purchase + subscription monetization.
- Category leadership + homerun potential.

Category Leading Mobile Apps
2017 - Present


VIDEO
POKER
CLASSIC

Winning Strategy

Established Casino Gameplay + “Special Sauce”

Leverage established casino gameplay to derisk player adoption.
Add our proprietary IP to create differentiation via unique combinations of:

(1) Metagame and engagement systems.
(2) Targeted themes and corresponding graphics.
(3) Third party licenses.

TAPINATOR

Category Leading Mobile Apps

Games: Video Poker Classic

- Video Poker Classic is the **top** monetizing video poker game on iOS and Google Play as of September 24, 2019.*
- On iOS alone, the game has over 30,000 reviews with an average rating of 4.7 out of 5.0.
- Video Poker Classic is currently a seven-figure revenue game and we are seeing significant growth in 2019 as we continue to invest in this evergreen product.


BONUS POKER
VIDEO POKER CLASSIC
SINGLE HAND
MULTI-HAND
DOUBLE DOUBLE BONUS
DEUCES WILD
JACKS OR BETTER
BONUS POKER
DOUBLE BONUS POKER

*According to AppAnnie.

Category Leading Mobile Apps

Games: Video Poker

Classic



ROYAL FLUSH 250 500 750 1000 4000
STRAIGHT FLUSH 50 100 150 200 250
4 OF A KIND 25 50 75 100 125
FULL HOUSE 9 18 27 36 45
FLUSH 6 12 18 24 30
STRAIGHT 4 8 12 16 20
3 OF A KIND 3 6 9 12 15
TWO PAIR 2 4 6 8 10
JACKS OR BETTER 1 2 3 4 5
JACKS OR BETTER
FLUSH
WIN 30
HELD
HELD
HELD
HELD
HELD
JACKS OR BETTER
CASH $44,654.75
BET 5
CREDIT 178619
MENU
BET 1
25¢
BET 5
DOUBLE
DEAL

To watch game trailer, please [click here.]

Category Leading Mobile Apps

Game Metrics: Video Poker Classic

7.0%
Payer Conversion [1]

$0.23
ABPDAU [1*]

$32
ARPPU [1**]

31%
D1 Retention [2]

18%
D7 Retention [2]

11%
D30 Retention [2]

** Average bookings per daily active user.*
*** Average revenue per paying user.*
(1) Source: Adjust attribution, PlayFab backend, January 1, 2019 to August 31, 2019.
(2) Source: Adjust attribution, iOS players, May 1, 2019 to August 31, 2019.

Category Leading Mobile Apps

Incremental Marketing Opportunity: Video Poker Classic[1]



Forecasted Cumulative Bookings Impact of Incremental $1.0mm Marketing Spend
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$3.8mm
$2.6mm
$1.0mm
1 Yr. ROI Forecast : 43%
4 Yr. ROI Forecast: 165%
Q1 Q2 Q3 Q4 Q5 Q6 Q7 Q8 Q9 Q10 Q11 Q12 Q13 Q14 Q15 Q16
Incremental Marketing Spend
Incremental Gross Bookings
Incremental Net Bookings

[1] Forecast based on internal player lifetime value model which relies on limited past results and certain management assumptions. Actual results could vary significantly based on future market conditions.

TAPINATOR

Category Leading Mobile Apps

Games: Solitaire Dash

- Solitaire Dash relies on a proven form of gameplay, solitaire tripeaks, onto which we have overlaid a unique horse racing theme and metagame.
- Solitaire is a category on mobile that supports multiple games with eight and nine figure annualized bookings.
- Given the quality and metrics of Solitaire Dash, we expect it to be a property that is able to capture market share within the evergreen solitaire category.



SOLITAIRE DASH
PLAY

Category Leading Mobile Apps

Games: Solitaire Dash



+40
+40
+40
FREE

To watch game trailer, please click here.

Category Leading Mobile Apps

Game Metrics: Solitaire Dash

TAPINATOR

4.7%	$0.34	$15.3
Payer Conversion [1]	ABPDAU [1*]	ARPPU [1**]
41%	23%	11%
D1 Retention [2]	D7 Retention [2]	D30 Retention [2]

* Average bookings per daily active user.

** Average revenue per paying user.

(1) Source: Adjust attribution, PlayFab backend, January 1, 2019 to May 31, 2019.

(2) Source: Adjust attribution, June 14, 2018 to August 14, 2018.

Category Leading Mobile Apps

Incremental Marketing Opportunity: Solitaire Dash[1]



Forecasted Cumulative Bookings Impact of Incremental $1.0mm Marketing Spend
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Q1 Q2 Q3 Q4 Q5 Q6 Q7 Q8 Q9 Q10 Q11 Q12 Q13 Q14 Q15 Q16
$3.5mm
$2.5mm
$1.0mm
1 Yr. ROI Forecast : 32%
4 Yr. ROI Forecast: 144%
Incremental Marketing Spend
Incremental Gross Bookings
Incremental Net Bookings

(1) Forecast based on internal player lifetime value model which relies on limited past results and certain management assumptions. Actual results could vary significantly based on future market conditions.

TAPINATOR

Category Leading Mobile Apps

Games: Castle Builder (Launching Q4 2019)

- Castle Builder is expected to be the first game on mobile that combines Slots, Role-Playing, and City-Building.
- Each level in the game is interactive: the user spins to collect building materials as she constructs beautiful Castles, block-by-block.
- The slot machines themselves are, we believe, best-in-class with features for Free Spins, Wild Symbols, and Expanding Wilds.
- The metagame and progression systems (unlocking content, login rewards, bonuses, VIP club, and other features) are extensive and, we believe, will result in significant long-term retention and high average revenue per daily active user.



TAPINATOR

Category Leading Mobile Apps

Games: Castle Builder (Launching Q4 2019)


512,812
OUSTRYA
TIMBERCROWN
NEW FORANA
ITAKAAN
VAPOUUR
CARATHAM

To watch game trailer, please click here.

TAPINATOR

Category Leading Mobile Apps

Apps: My Horoscope

- Subscription monetization on mobile represents a major business model opportunity beyond one-time in-app purchase monetization (i.e. repeatable, stackable revenue).
- The astrology, horoscope, and psychic services market was a $2.0 billion market in 2018.*
- We see the opportunity to operate a best-in-class horoscope product and establish category leadership on mobile.
- We strongly believe that this category supports Top 150 Grossing potential, which equates to a $10m+ annual revenue opportunity.


MY HOROSCOPE
LEO
TODAY
Emotions
Career
Health
MY
HOROSCOPE
Just for You
by Astrology Experts
"The stars in the heavens sing a music if only we had ears to hear."
Pythagoras
LOADING
MERCU
5
8
5,3,9
1,6,7,8
Emerald
Onyx, Peridot
Gold
Friday
Introduction

*IBIS World research report, September 2018.

Category Leading Mobile Apps

Apps: My Horoscope



MY HOROSCOPE
Elizabeth Leighton
LEO
Aug 14, 1984
11:45 AM
New York, United States
+
Celebrity Match
All
MALE
Female
CHECK COMPATIBILITY

To watch game trailer, please click here.

TAPINATOR

Player Value Proposition

Why Consumers Play Our Games

Our social casino games simulate and enhance the gameplay that a player would find in a casino (for example, slots and video poker) but feature virtual currency instead of real money winnings.

Consumers download and play our games to have a good time; specifically, our games are:

- **Authentic** - our games provide an experience that reflects and improves upon the features and designs of land-based or online machines.
- **Engaging** - our games are deeply engaging and use best-in-class systems to bring players back and create an immersive experience including bonuses, minigames, login rewards, VIP clubs, and more.
- **Fun & Accessible** - our titles are built on top of gameplay that has proven itself to be fun, both short-term and long-term, and our products are accessible anytime, anywhere.


Love this game
Dec 28
mob0228
Feels just like I am playing at a casino. Great way to improve your card skills.
Having Fun Without Losing My Shirt
1y ago
xyz
Just moved from Las Vegas and miss playing poker. These are the games I played. Just like being back in Vegas
Simply entertaining
1y ago
Pheasant0992
Just got back from Vegas with the girlfriend and stumbled upon this fun game like the quarter slots we played on. Better than spending real money on the real one lol
Just like the casino game
1y ago
RichNavajo
I haven't been to the casino in years but this exactly the game I played when I went. Nicely done.

Player reviews of *Video Poker Classic*

Player & App Metrics

Proven Ability to Achieve Scale

TAPINATOR

Metrics as of Q2 2019

- Average Daily Active Users (DAU) – **173,000**
- Average Monthly Active Users (MAU) – **3.0 million**
- Average Bookings Per Daily Active User (ABPDAU) – **$0.05**

- Cumulative Player Downloads – **472 million**
- App Library – **371 active titles (113 titles have achieved > 1.0 million downloads)**

Category Leading Mobile Apps

Player Demographics



47%
53%
75%
25%
92%
8%



86%
74%
90%
United States
United Kingdom
Canada
France
Italy
Rest of World



65+
55-64
45-54
35-44
25-34
18-24
13-17
0%
10%
20%
30%
40%
50%
60%
70%
Video Poker Classic
Solitaire Dash
My Horoscope

Primarily female players, overwhelmingly based in the US.

Highly Diversified Sales Bookings

App Store Transactions & Advertising



Crypto Trillionaire
Video Poker Classic

App Store Transactions:
64% of LTM Bookings*



Video Poker Classic
Solitaire Dash
Crypto Trillionaire

Advertising / Other:
36% of LTM Bookings*

*Last 12 months as of 06/30/2019.

Operational Excellence

Creating Barriers to Entry



VIDEO POKER CLASSIC
User Acquisition
Monetization
Engagement
Technology Stack (Analytics, Attribution, Backend)
Experienced Product Development & Design Team

- Strategic data-driven approach to launching new games and optimizing existing properties.
- Scalable and reusable technology stack.
- Strong platform relationships including dedicated business/editorial contacts. Fourteen "New Games We Love" on Apple's iOS platform.

TAPINATOR

Financial Highlights

Category Leading Apps Bookings* Grew 120% in H1 2019

($ in thousands)	2018 Audited	Six Months Ended 06/30/18	Six Months Ended 06/30/19	Y-O-Y Change
Revenue	$2,872	$1,622	$2,159	⬆ 33%
Bookings*	$3,341	$1,600	$1,752	⬆ 10%
Category Leading App Bookings*	$1,700	$550	$1,211	⬆ 120%
Net Loss	-$2,996	-$1,473	-$925	⬆ -37%
Adjusted EBITDA*	$133	$170	$226	⬆ 33%

Total Debt	$0	$0	$0
Cash	$871	$1,340	$510

** Bookings and Adjusted EBITDA are non-GAAP, unaudited financial measures. A reconciliation between GAAP and the non-GAAP measures presented herein have been provided in the appendix to this presentation.*

TAPINATOR

Future Opportunities

A Clear Path for Continued Growth


M&A
Live Ops
NEW
New Games
Existing Games

Strategic growth opportunities beyond organic growth.

Re-engage users and maximize revenue with personalized offers, gameplay and communication.

Launch new leading mobile franchises that can be #1 or #2 within their categories.

Scale daily active users and revenue via marketing. Continue to grow retention rates and average revenue per daily active user.

Ownership

Share Stats *(as of 09/26/2019)*

Trading Symbol (OTCQB)	**TAPM**
Share Price	**$0.05**
Common Shares Outstanding	**88.0 mm**
Warrants (WAEP $0.14)	**34.2 mm**
Options / RSUs (WAEP $0.04)	**15.7 mm**
Market Cap	**$4.4 mm**
Public Float (shares)	**40.9 mm**
Insider/Employee Ownership[1]	**26.8%**

[1] Calculated on a "fully-diluted" basis; assumes full vesting of all outstanding equity awards.

Investment Highlights

Why We're Going to Win

1 | Large and growing market

2 | Best-in-class, diversified portfolio

3 | Highly efficient studio model

4 | Strong growth and projected performance

5 | Highly scalable products

6 | Experienced management team

Thank You

For more information, go to:

http://tapinator.com/investors

Appendix

Reconciliation of GAAP to Non-GAAP results

($ in thousands, unaudited)	2018	Six Months Ended 06/30/18	Six Months Ended 06/30/19
Revenue	$2,872	$1,622	$2,159
Change in Deferred Revenue	469	-22	-406
Bookings	$3,341	$1,600	$1,752
Category Leading Apps Revenue	$1,230	$570	$1,616
Change in Deferred Revenue	470	-20	-405
Category Leading Apps Bookings	$1,700	$550	$1,211

TAPINATOR

Appendix

Reconciliation of GAAP to Non-GAAP results

($ in thousands, unaudited)	2018	Six Months Ended 06/30/18	Six Months Ended 06/30/19
Net Income (Loss)	-$2,996	-$1,473	-$925
Interest Expense, net	132	135	-2
Tax Expense	7	4	-
Amortization of Capitalized Software Development	614	271	341
Depreciation and Amortization of Other Assets	10	5	3
Impairment of Capitalized Software	320	-	-
Amortization of Debt Discount	188	188	-
Stock-Based Compensation Expense	1,857	1,040	809
Adjusted EBITDA	$132	$170	$226